Filed Pursuant to Rule 497(a)

File No. 333-224976

Rule 482ad

Newtek Business Services Corp. Prices a Public Offering of 5.75% Notes Due 2024

Lake Success, NY, July 25, 2019 - Newtek Business Services Corp., (NASDAQ: NEWT), an internally managed business development company (“BDC”), today announced the pricing of its public offering of $55.0 million in aggregate principal amount of 5.75% Notes Due 2024 (the "Notes"). The Notes will mature on August 1, 2024 and may be redeemed in whole or in part at any time or from time to time at Newtek's option on or after August 1, 2021. The Notes will bear interest at a rate of 5.75% per year payable quarterly. Newtek has also granted the underwriters a 30-day option to purchase up to an additional $8.25 million in aggregate principal amount of the Notes to cover overallotments, if any. The Company intends to use the net proceeds from this offering to redeem the outstanding 2022 Notes, which mature on September 30, 2022 and bear interest at a rate of 7.50%, currently trading under the symbol ‘NEWTZ,’ to increase its SBA 7(a) lending activity, to make direct investments in portfolio companies and for general working capital purposes.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about July 29, 2019. Newtek expects to list the Notes on the Nasdaq Global Market under the trading symbol “NEWTL."

Keefe, Bruyette & Woods, Inc., A Stifel Company, is acting as the book-running manager for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc, Compass Point Research & Trading, LLC, and Capital One Securities, Inc. are acting as co-managers.

A shelf registration statement relating to this offering was declared effective by the Securities and Exchange Commission. The offering is being made only pursuant to a prospectus supplement and related prospectus to be filed by Newtek with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained, when available, from the book-running manager or any of the co-managers as follows: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 7th Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559); BB&T Capital Markets, a division of BB&T Securities, 901 East Byrd Street, Suite 300, Richmond, VA 23219 Attention: Syndicate Dept., email: prospectusrequests@bbandtcm.com; telephone: 844-499-2713; Janney Montgomery Scott LLC, Attention: Taxable Fixed Income Department., 1717 Arch Street, Philadelphia, PA 19103, Telephone (215) 665-4450; Ladenburg Thalmann & Co. Inc., Attention: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, telephone: 631-270-1600, email: prospectus@ladenburg.com;Compass Point Research & Trading, LLC, 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, email: syndicate@compasspointllc.com, telephone: 202 540 7300; or Capital One Securities, Inc., telephone: 800-333-2005.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated July 24, 2019 and the accompanying prospectus dated July 3, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

About Newtek Business Services Corp.

Newtek Business Services Corp., Your Business Solutions Company®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to SMB relationships across all 50 states to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, SBA Lending Solutions, Electronic Payment Processing, Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting), eCommerce, Accounts Receivable Financing & Inventory Financing, Insurance Solutions, Web Services, and Payroll and Benefits Solutions.

Newtek® and Your Business Solutions Company®, are registered trademarks of Newtek Business Services Corp.

Note Regarding Forward Looking Statements

This press release contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” “forecasts,” “goal” and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/. Newtek cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

SOURCE: Newtek Business Services Corp.

Investor Relations & Public Relations

Contact: Jayne Cavuoto

Telephone: (212) 273-8179 / jcavuoto@newtekone.com